                                                                                                                      EXHIBIT H
                                                  Energy Services Group Before Restructuring

                                                                CNG
                                                                 |
G.P.= general partnership         ____________________________________________________________________________________
L.P.= limited partnership        |                                             |                 |                   |
                                CNG                                           CNG             CNG Power             CNG
                               Power                                         Energy           Services       Storage Service
                              Company                                       Services         Corporation          Company
                                 |                                             |                 |
                                 |                                             |                 |
                        __________                                        CNG Energy            CNG
                        |        |                                         Arbitrage          Lakewood
                      Power      |         Liquids                        Corporation            |
       ____________Generation    |_________Division                            |                 |
       |            Division     |                                             |                 |
       |                         |                                             |               1% G.P.
Special purpose                  |                                           1/3 G.P.        interest in
subsidiaries and                 |        Technical                       interest in         Lakewood
partnership                      |________ Products                           Energy          Cogen. L.P.
interests in                     |         Division                         Alliance
various                          |                                        Partnership
independent                      |
power producers,                 |        Natural Gas
including a 34%                  |_______ Vehicle Div.
interest in                      |
Lakewood Cogen L.P.              |
                                 |       CNG Market
                                 |_______   Center
                                        Services, Inc.

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

                                                                                                                      EXHIBIT H
                                                  Energy Services Group After Restructuring

                                                                              CNG
                                                                               |
G.P.= general partnership                         CNG Market Center____________|
L.P.= limited partnership                           Services, Inc.             |
                                                                             CNG
                                                                            Energy
                                                                           Services
                                                                               |
                                                                               |
                                                                               |
                          _________________________________________________________________________________________________\
                          |               |                    |               |         |            |              :     /
                      CNG Power       CNG Energy          CNG Special               CNG Power    CNG Storage      Future
       ______________  Company         Arbitrage          Products and              Services   Service Company  Subsidiaries
       |                              Corporation        Services, Inc.            Corporation                   for Other
       |                                  |                    |                                                    New
       |                                  |                    |___Customer Service                              Businesses
       |                                  |                    |      Division
Special purpose                         1/3 G.P.               |
subsidiaries and                      interest in              |___Liquids Division
partnership                             Energy                 |
interests in                            Alliance               |___Technical Products
various                                Partnership             |       Division
independent                                                    |
power producers,                                               |______Natural Gas
including a 34%                                                     Vehicles Division
interest in
Lakewood Cogen L.P.
and CNG Lakewood, Inc.
